                                                                    EXHIBIT 10.2





                         REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement"), is made as of April
                                               ---------
19, 2001, by and between VOXWARE, Inc., a Delaware corporation (the "Company"),
                                                                     -------
with principal executive office located at 168 Franklin Corner Road, Suite 3, Lawrenceville, New Jersey 08543, and the undersigned (the "Purchaser").
                                                           ----------

                                   RECITALS
                                   --------

     A. In connection with the Securities Purchase Agreement dated as of April 19, 2001 by and between the Company and the Purchaser (the "Securities
                                                                  ----------
Purchase Agreement"), the Company has agreed, upon the terms and subject to the
------------------
conditions contained therein, to issue and sell to the Purchaser (i) a number of shares of the Company's Common Stock, $.001 par value (the "Common Stock") set
                                                            ------------
forth therein and (ii) a warrant (the "Common Stock Warrant") entitling the
                                       --------------------
holder thereof to purchase the number of shares (the "Warrant Shares") of Common
                                                      --------------
Stock as set forth therein. The Common Stock purchased pursuant to the Securities Purchase Agreement, the Common Stock Warrant and the Warrant Shares are collectively referred to herein as the "Securities".
                                            ----------

     B. To induce the Purchaser to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "Securities Act"), and applicable state securities laws.
 --------------

                                   AGREEMENTS
                                   ----------

     NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchaser hereby agree as follows:

                                   ARTICLE I
                                  DEFINITIONS
                                  -----------

     1.1   Definitions.  As used in this Agreement, the following terms shall
           -----------
have the following meanings:

           (a)  "Holder" means the Purchaser and any transferees or assignees
                 ------
who agree to become bound by the provisions of this Agreement in accordance with
Article IX hereof.

           (b)  "register," "registered," and "registration" refer to a
                 --------    ----------        ------------
registration effected by preparing and filing a Registration Statement or Statements in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous basis ("Rule 415"), and the declaration or ordering of effectiveness
                   --------
of such Registration Statement by the United States Securities and Exchange Commission (the "SEC").
                 ---

           (c)  "Registrable Securities" means the Common Stock purchased
                 ----------------------
pursuant to the Securities Purchase Agreement, the Warrant Shares (without regard to any limitations on conversion or exercise), Additional Shares (as defined in the Securities Purchase Agreement) which may be issued or which the Company may become obligated to issue pursuant to one or more Additional Share Warrants (as defined in the Securities Purchase Agreement) and the Securities Purchase Agreement, shares of Common Stock which may be issued or which the Company may become obligated to issue upon exercise of the Remedy Warrant (as defined in Section 2.3 below) and any shares of capital stock or other securities issued or issuable, from time to time (with any adjustments), on or in exchange for or otherwise with respect to the Common Stock or any other Registrable Securities.

           (d)  "Registration Statement" means a registration statement of the
                 ----------------------
Company under the Securities Act pursuant to the provisions of this Agreement.

     1.2   Capitalized Terms.  Capitalized terms used herein and not otherwise
           -----------------
defined herein shall have the respective meanings set forth in the Securities Purchase Agreement.

                                  ARTICLE II
                                 REGISTRATION
                                 ------------

     2.1   Mandatory Registration. The Company shall file by April 27, 2001 (the
           ----------------------
"Filing Deadline") with the SEC a Registration Statement on Form S-2 covering
 ---------------
the resale of all of the Registrable Securities without regard to any limitation on any exercise, provided that, for purposes of the initial filing of such Registration Statement, the amount registered shall equal 5,770,000 shares. The Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided to the Holders and their counsel for review prior to filing. If the Holders and their counsel do not approve such documents within five (5) Business Days (three (3) Business Days as to the review of the initial filing of the Registration Statement), the Registration Deadline (as set forth in Section 2.3) (and, as to the review of the initial filing of the Registration Statement, the Filing Deadline) shall be extended by the number of Business Days that elapse after the fifth Business Day (third Business Day as to the review of the initial filing of the Registration Statement) following the submission of such documents to the Holders and their counsel for review and before such approval is granted. The Company shall also prepare and file such amendments to registration statements and such additional registration statements as may from time to time be required by this Agreement. If the Registration Statement is not filed by the Filing Deadline, the

Company shall thereafter continue to use its best efforts to cause such Registration Statement to be filed as promptly as practicable.

     2.2   Underwritten Offering.  If any offering pursuant to a Registration
           ---------------------
Statement pursuant to Section 2.1 hereof involves an underwritten offering, the Holders of a majority of the Registrable Shares to be registered pursuant to such Registration Statement shall have the right to select legal counsel to represent it and an investment banker or bankers and manager or managers to administer the offering, which investment banker or bankers or manager or managers shall be reasonably satisfactory to the Company.

     2.3   Payments by the Company. The Company shall use its best efforts to
           -----------------------
cause each Registration Statement required to be filed pursuant to Section 2.1 hereof to become effective as soon as practicable, but in no event later than the ninetieth (90th) day following the Closing Date (one hundred twenty (120) days if reviewed in writing by the SEC). If such Registration Statement is not effective by the 90th day (or 120th day, if applicable) following the Closing Date, the Company shall thereafter continue to use its best efforts to cause such Registration Statement to become effective as soon as practicable. If a Registration Statement covering the Registrable Securities required to be filed by the Company pursuant to Section 2.1 hereof is not filed with the SEC on or before the Filing Deadline or declared effective by the SEC on or before the applicable Registration Deadline (as defined herein) (a "Registration Failure"),
                                                         --------------------
or if after such Registration Statement has been declared effective by the SEC, sales of all the Registrable Securities covered thereby cannot be made pursuant to such Registration Statement (by reason of a stop order, the Company's failure to update the registration statement, the failure of any post-effective amendment to the registration statement to be promptly declared effective or any other reason outside the control of the Holders) (a "Registration Suspension"),
                                                     -----------------------
then the Company will make payments to the Holders in such amounts and at such times as shall be determined pursuant to this Section 2.3 as partial relief for the damages to the Holders by reason of any such delay in or reduction of their ability to sell the Registrable Securities (which remedy shall not be exclusive of any other remedies available at law or in equity). For purposes hereof, the "Registration Deadline" shall mean the ninetieth (90th) day following the
 ---------------------
Closing Date or, if the SEC reviews such Registration Statement, the one hundred twentieth (120th) day following the Closing Date. In the event of a Registration Failure occasioned by the failure to file the Registration Statement (or, if applicable an amendment thereto) required to be filed pursuant to Section 2.1 or Section 3.2 on or before the Filing Deadline (or, if applicable, the Additional Filing Deadline) the Company shall pay the Holders an amount equal to (A) the Multiplier (as defined below) times (B) the Funded
                                                      -----
Amount (as defined below) times (C) the number of months (prorated per day for
                         ------
partial months) following the Filing Deadline (or, if applicable, the Additional Filing Deadline) and prior to the date the applicable Registration Statement required (or, if applicable, amendment thereto) is filed with the SEC. In the event of a Registration Failure occasioned by the failure of the Registration Statement to be declared effective by the SEC on or before the applicable Registration Deadline, the Company shall pay to the Holders an amount equal to
(D) the Multiplier times (E) the Funded Amount times (F) the number of months
                   -----                       -----
(prorated per day for partial months) following the applicable Registration Deadline and prior to the date the applicable Registration Statement (or, if applicable, amendment thereto) is declared effective by the SEC. In addition, in the event of a Registration Suspension, the Company shall pay to the Holders an amount equal to (G) the Multiplier times (H) the Funded Amount times (i) the
                                      -----                       -----
number of months (prorated per day for partial months) from (x) the date on which sales of all the Registrable Securities first cannot be made to (y) the date on which sales of all such Registrable Securities can again be made; provided that no payment shall be required hereunder as a result of a Registration Suspension that does not continue for either five (5) consecutive Trading Days or thirty (30) Trading Days in any three hundred sixty-five day period. Amounts to be paid pursuant to this Section 2.3 shall be paid pro rata to Holders based upon the number of shares of Common Stock and Warrant Shares owned by them (including, for these purposes, Warrant Shares issuable upon full exercise of the Warrant by each Holder, without regard to any limitations upon
exercise contained therein) and shall be paid in cash.   Such payments shall be
made within five (5) days after the end of each period that gives rise to such obligation, provided that, if any such period extends for more than thirty (30) days, payments shall be made for each such thirty (30) day period within five
(5) days after the end of such thirty (30) day period.  The "Multiplier" shall
                                                             ----------
mean two percent (2%). With respect to any given Registration Statement, the "Funded Amount" means the aggregate purchase price of the Common Stock and the
 -------------
Common Stock Warrant registered (or to be registered) on such Registration Statement. In addition to the foregoing, in the event of a Registration Failure occasioned by the failure of the Registration Statement to be declared effective by ninety (90) days after the Closing Date (an "Initial Registration Failure"),
                                                ----------------------------
as additional partial relief, the Company shall issue to the Purchaser on the Remedy Warrant Issuance Date without separate consideration a warrant (the "Remedy Warrant") in the form attached hereto as Exhibit 1 to purchase a number
 --------------                                  ---------
of shares of Common Stock (the "Remedy Shares") equal to the excess, if any, of
                                -------------
the Remedy Number over the number of shares of Common Stock issued pursuant to the Securities Purchase Agreement. The "Remedy Number" equals the Purchase
                                         -------------
Price (as defined in the Securities Purchase Agreement) divided by eighty percent (80%) of the Market Price (as defined in the Common Stock Warrant) on the date (the "Remedy Warrant Issuance Date") which is the Effective Date;
               ----------------------------
provided that, if the Effective Date has not occurred within one year from the date hereof and the Purchaser provides written notice to the Company specifying the Remedy Warrant Issuance Date as a date within five (5) Business Days prior or subsequent to such notice, the Remedy Warrant Issuance Date shall be the date so specified.

     2.4   Piggy-Back Registrations.  If at any time prior to the expiration of
           ------------------------
the Registration Period (as hereinafter defined) the Company shall file with the SEC a Registration Statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities (other than on Form S-4 or Form S-8 or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans), then the Company shall send to the Holders written notice of such determination and, if within fifteen (15) days after the date of such notice, the Holders shall so request in writing, the Company shall include in such Registration Statement all or any part of the Registrable Securities such Holder requests to be registered, except that if, in connection with any underwritten public offering for the account of the Company the managing underwriter(s) thereof shall impose a limitation on the number of shares of Common Stock which may be included in the Registration Statement because, in such underwriter(s)' judgment, marketing or other factors dictate such limitation is necessary to facilitate public distribution, then the Company shall be obligated to include in such Registration Statement only such limited portion of the Registrable Securities with respect to which the

Holders has requested inclusion hereunder as the underwriter shall permit. Any exclusion of Registrable Securities shall be made pro rata among the Holders seeking to include Registrable Securities, in proportion to the number of Registrable Securities sought to be included by such Holder; provided, however, that the Company shall not exclude any Registrable Securities unless the Company has first excluded all outstanding securities, the holders of which are not entitled to inclusion of such securities in such Registration Statement or are not entitled to pro rata inclusion with the Registrable Securities; and provided, further, however, that, after giving effect to the immediately preceding proviso, any exclusion of Registrable Securities shall be made pro rata with holders of other securities having the right to include such securities in the Registration Statement. No right to registration of Registrable Securities under this Section 2.4 shall be construed to limit any registration required under Section 2.1 or 3.2 hereof. If an offering in connection with which a Holder is entitled to registration under this Section
2.4 is an underwritten offering, then each Holder whose Registrable Securities are included in such Registration Statement shall, unless otherwise agreed by the Company, offer and sell such Registrable Securities in an underwritten offering using the same underwriter or underwriters and, subject to the provisions of this Agreement, on the same terms and conditions as other shares of Common Stock included in such underwritten offering. So long as any other Registration Statement is effective and immediately available for use so that all of the Registrable Securities may be sold in reliance thereon, the provisions of this Section shall not apply.

     2.5   Eligibility for Form S-2. The Company represents and warrants that it
           ------------------------
is currently eligible to register the resale of all Registrable Securities by the Holders on a Registration Statement on Forms S-2 under the Securities Act for the account of Holders (and not for or on behalf of Company). The Company shall file all reports required to be filed by the Company with the SEC in a timely manner and take all other actions which may be required so as to maintain such eligibility for the use of Form S-2 and to reobtain eligibility for the use of Form S-3 at such time, if any, as the Common Stock is listed and registered on a national securities exchange or is quoted on the automated quotation system of a national securities association within the meaning of General Instruction I.B.3 of Form S-3.

                                  ARTICLE III
                           OBLIGATIONS OF THE COMPANY
                           --------------------------

     In connection with the registration of the Registrable Securities, the Company shall have the following obligations, including with respect to each Registration Statement required to be filed hereunder:

     3.1 The Company shall prepare promptly and file with the SEC the Registration Statement required by Section 2.1, and cause such Registration Statement relating to Registrable Securities to become effective as soon as practicable after such filing, and keep the Registration Statement effective pursuant to Rule 415 and immediately available for use at all times until such date as is the earlier of (i) the date on which all of the Registrable Securities have been sold (and no further Registrable Securities may be issued in the future) and (ii) the date on which all of the Registrable Securities (in the reasonable opinion of counsel to the Holders) may be immediately sold to the public without registration and without restriction as to the number of Registrable Securities to be sold pursuant to Rule 144 (k) or any successor provision (the "Registration Period"). The Registration Statement (including
                -------------------
any amendments or supplements thereto and prospectuses contained therein and all documents incorporated by reference therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein not misleading.

     3.2 The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective and immediately available for use at all times during the Registration Period, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement until the termination of the Registration Period or, if earlier, such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statement. In the event that, as a result of the issuance of Additional Share Warrants or otherwise, the number of shares available under a Registration Statement filed pursuant to this Agreement is, at any time, insufficient to cover the Registrable Securities issued or issuable (in each case, without giving effect to any limitation on exercise thereof to any Holder and required to be covered by such Registration Statement pursuant to Section 2.1 or Section 3.2 hereof, the Company shall amend, if permissible, the Registration Statement, or file a new Registration Statement (on the short form available therefor, if applicable), or both, so as to cover one hundred fifty percent (150%) of the Registrable Securities issued or issuable to such Holder (in each case, without giving effect to any limitation on exercise thereof), in each case, as soon as practicable, but in any event within five (5) days (the "Additional Filing Deadline"). The Company shall
                           --------------------------
cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof, but in any event within ten
(10) Business Days with respect to an amendment and ten (10) Business Days with respect to a new Registration Statement (or within 75 days after the filing of such amendment or new Registration Statement, if reviewed in writing by the SEC) (each such deadline also being a "Registration Deadline"). Without limiting the
                                  ---------------------
foregoing, in the event of an Initial Registration Failure, the Registration Statement shall be amended within five (5) Business Days after the initial Registration Deadline to increase the number of shares of Common Stock registered thereunder to one hundred fifty percent (150%) of the number of Remedy Shares that would be issued pursuant to Section 2.3 if the date of filing of such amendment were the Effective Date; and (ii) to make such other changes as are necessary to effect the registration for resale of the Remedy Shares. Further pre-effective amendments shall be filed as necessary to register the resale of all Remedy Shares that the Company is obligated to issue.

     3.3 The Company shall furnish to each Holder whose Registrable Securities are included in the Registration Statement and its legal counsel (a) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company, one copy of the Registration Statement and any amendment thereto, each preliminary prospectus and prospectus and each amendment or supplement thereto, and, in the case of the Registration Statement referred to in Section 2.1, each letter written by or on behalf of the Company to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than any portion, if any, thereof which contains information for which the Company has sought confidential treatment), and

(b) such number of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as such Holder may reasonably request in order to facilitate the disposition of the Registrable Securities owned (or to be owned) by such Holder.

     3.4 The Company shall (a) register and qualify the Registrable Securities covered by the Registration Statement under securities laws of such jurisdictions in the United States as each Holder who holds (or has the right to hold) Registrable Securities being offered reasonably requests, (b) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof and availability for use during the Registration Period, (c) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (d) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this
Section 3.4, (ii) subject itself to general taxation in any such jurisdiction,
(iii) file a general consent to service of process in any such jurisdiction,
(iv) make any change in its charter or by-laws, which in each case the board of directors of the Company determines to be contrary to the best interests of the Company and its stockholders.

     3.5 In the event the Holders in an offering pursuant to a Registration Statement or any amendment or supplement thereto under Section 2.1 or Section
3.2 hereof elect underwriters for the offering, as provided in Section 2.2 hereof, the Company shall enter into and perform its obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the underwriters of such offering.

     3.6 As soon as practicable after becoming aware of such event, the Company shall notify (by telephone and also by facsimile and reputable overnight courier) each Holder of the happening of any event, of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and use its best efforts as soon as possible (but in any event within five (5) days) to prepare a supplement or amendment to the Registration Statement (and make all required filings with the SEC) to correct such untrue statement or omission, and the Company shall simultaneously (and thereafter as requested) deliver such number of copies of such supplement or amendment (or other applicable document) to each Holder as such Holder may request in writing.

     3.7 The Company shall use commercially reasonable efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, and, if such an order is issued, to obtain the withdrawal of such order at the earliest practicable time and the Company shall immediately notify by facsimile each Holder (at the facsimile number for such Holder set forth on the signature page hereto) who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance of such order and the resolution thereof.

     3.8 The Company shall make generally available to its security holders as soon as practical, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the Securities Act) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the effective date of the Registration Statement.

     3.9 At the request of any Holder, the Company shall furnish, on the date of effectiveness of the Registration Statement and thereafter from time to time on such dates as a Holder may reasonably request (a) an opinion, dated as of such applicable date, from counsel representing the Company addressed to the Holder and in form, scope and substance as is customarily given in an underwritten public offering and (b) a letter, dated as of such applicable date, from the Company's independent certified public accountants addressed to the Holder and in form, scope and substance as customarily given to underwriters in an underwritten public offering.

     3.10  The Company shall make available for inspection by (i) any Holder,
(ii) any underwriter participating in any disposition pursuant to the Registration Statement, (iii) attorneys and accountants retained by any Holder, and (iv) attorneys retained by such underwriters (collectively, the "Inspectors") all pertinent financial and other records, and pertinent corporate
 ----------
documents and properties of the Company (collectively, the "Records"), as shall
                                                            -------
be reasonably deemed necessary by each Inspector and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request; provided, however, that each Inspector shall hold in confidence and shall not make any disclosure (except to a Holder) of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified in writing, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required to be disclosed in such Registration Statement to permit Holder to sell under such Registration Statement, (b) the release of such Records is ordered pursuant to a subpoena or other order from a court or government body of competent jurisdiction, or is otherwise required by applicable law or legal process or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement (to the knowledge of the relevant Holder). The Company shall not be required to disclose any confidential information in such Records to any Inspector or Holder until and unless such Inspector shall have entered into confidentiality agreements (in form and reasonable substance satisfactory to the Company) with the Company with respect thereto, substantially in the form of this Section 3.11. Each Holder agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. Nothing herein shall be deemed to limit a Holder's ability to sell Registrable Securities in a manner which is consistent with applicable laws and regulations.

     3.11 The Company shall hold in confidence and not make any disclosure of information concerning a Holder provided to the Company unless (a) disclosure of such information is necessary to comply with federal or state securities laws,
(b) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (c) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction or is otherwise required by applicable law or legal process, (d) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement (to the knowledge of the Company), or (e) such Holder consents to the form and content of any such disclosure. The Company agrees that it shall, upon learning that disclosure of such information concerning a Holder is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to such Holder prior to making such disclosure, and allow the Holder, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

     3.12 From and after Closing, the Company shall cause the listing and the continuation of listing of all the Registrable Securities on the OTC Bulletin Board, the Nasdaq Market or the Stock Exchange, and cause the Registrable Securities to be quoted or listed on each additional national securities exchange or quotation system upon which the Common Stock is then listed or quoted.

     3.13 The Company shall provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement.

     3.14 The Company shall cooperate with the Holders who hold Registrable Securities being offered and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the managing underwriter or underwriters, if any, or the Holder may reasonably request and registered in such names as the managing underwriter or underwriters, if any, or the Holder may request, and, within one (1) business day after a Registration Statement which includes Registrable Securities is ordered effective by the SEC, the Company shall cause legal counsel selected by the Company to deliver, to the transfer agent for the Registrable Securities (with copies to the Holders whose Registrable Securities are included in such Registration Statement) an opinion of such counsel in the form attached hereto as Exhibit 2.
                                               ---------

     3.15 At the request of any Holder, the Company shall promptly prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary in order to change the plan of distribution set forth in such Registration Statement.

     3.16 The Company shall comply with all applicable laws related to a Registration Statement and offering and sale of securities covered by the Registration Statement and all applicable rules and regulations of governmental authorities in connection therewith (including, without limitation, the Securities Act and the Exchange Act and the rules and regulations promulgated by the Commission).

     3.17 The Company shall take all such other actions as any Holder or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities.

     3.18 From and after the date of this Agreement, the Company shall not, and shall not agree to, allow the holders of any securities of the Company (other than Holders with respect to Registrable Securities and except as otherwise as provided in Section 2.1 hereof,) to include any of their securities in any Registration Statement or any amendment or supplement thereto under Section 2.1 or 3.2 hereof without the consent of the Holders of a majority of the outstanding Registrable Securities.

     3.19 The Registration Statement shall state that it covers such indeterminate number of additional shares as may be issuable upon exercise of the Common Stock Warrant to prevent dilution resulting from stock splits, stock dividends and other similar transactions.

                                  ARTICLE IV
                         OBLIGATIONS OF THE HOLDER(S)
                         ----------------------------

     In connection with the registration of the Registrable Securities, each Holder shall have the following obligations:

     4.1 Each Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be required to effect the registration of such Registrable Securities. At least five (5) business days prior to the first anticipated filing date of the Registration Statement, the Company shall notify each Holder of the information the Company requires from each such Holder.

     4.2 Each Holder, by such Holder's acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statements hereunder, unless such Holder has notified the Company in writing of such Holder's election to exclude all of such Holder's Registrable Securities from the Registration Statement.

     4.3 Each Holder whose Registrable Securities are included in a Registration Statement understands that the Securities Act may require delivery of a prospectus relating thereto in connection with any sale thereof pursuant to such Registration Statement, and each such Holder shall use its reasonable efforts to comply with the applicable prospectus delivery requirements of the Securities Act in connection with any such sale.

     4.4 Each Holder agrees that, upon receipt of written notice from the Company of the happening of any event of the kind described in Section 3.6, such Holder will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3.6 or advice that a supplement or amendment is not required and, if so directed by the Company, such Holder shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in such Holder's possession (other than a limited number of permanent file copies), of the prospectus covering such Registrable Securities current at the time of receipt of such notice. Holder's obligations under this paragraph shall in no way limit the Company's obligations under this Agreement or Holder's rights or remedies against the Company with respect to any breach or threatened breach by the Company of any such obligations.

     4.5 Without limiting a Holder's rights under Section 2.1 or 3.2 hereof, no Holder may participate in any underwritten distribution hereunder unless such Holder (a) agrees to sell such Holder's Registrable Securities on the basis provided in any underwriting agreements in usual and customary form entered into by the Company pursuant to Section 3.5 hereof, (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, and (c) agrees to pay its pro rata share of all underwriting discounts and commissions and any expenses in excess of those payable by the Company pursuant to Article V. Without implication that the contrary would otherwise be true, it is expressly understood and agreed that no Holder shall be required to participate in any such underwritten distribution.

                                   ARTICLE V
                           EXPENSES OF REGISTRATION
                           ------------------------

     All expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Articles II and III, including, without limitation, all registration, listing and qualification fees, printers and accounting fees, the fees and disbursements of counsel for the Company and of one counsel for the Holders (in an amount not to exceed fifteen thousand dollars ($15,000)) shall be paid by the Company.

                                  ARTICLE VI
                                INDEMNIFICATION
                                ---------------

     In the event any Registrable Securities are included in a Registration Statement under this Agreement:

     6.1 To the extent permitted by law, the Company will indemnify, hold harmless and defend (a) each Holder who holds such Registrable Securities, (b) each underwriter of Registrable Securities and (c) the directors, officers, partners, members, employees, agents and persons who control any such Holder or any such underwriter within the meaning of Section 15 of the Securities Act or
Section 20 of the Exchange Act, if any, (each, an "Indemnified Person"), against
                                                   ------------------
any losses, claims, damages, liabilities or expenses (collectively, together with actions, proceedings or inquiries whether or not in any court, before any administrative body or by any regulatory or self-regulatory organization, whether commenced or threatened, in respect thereof, "Claims") to which any of
                                                      ------
them may become subject insofar as such Claims arise out of or are based upon:
(i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or the omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the

Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations"). The Company shall reimburse each such Indemnified
               ----------
Person, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6.1: (x) shall not apply to an Indemnified Person with respect to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person expressly for use in the Registration Statement or any such amendment thereof or supplement thereto; (y) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld; and (z) with respect to any preliminary prospectus, shall not inure to the benefit of any Indemnified Person if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented, if such corrected prospectus was timely made available by the Company pursuant to
Section 3.3 hereof, and the Indemnified Person was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a Violation and such Indemnified Person, notwithstanding such advice, used it. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by a Holder pursuant to Article IX.

     6.2 In connection with any Registration Statement in which a Holder is participating, each such Holder agrees to indemnify, hold harmless and defend, to the same extent and in the same manner set forth in Section 6.1, the Company, each of its directors, each of its officers who signs the Registration Statement, its employees, underwriters, agents and persons, if any, who control the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and any other stockholder selling securities pursuant to the Registration Statement, together with its directors, officers and members, and any person who controls such stockholder or underwriter within the meaning of the Securities Act or the Exchange Act (such an "Indemnified Party"), against
                                                    -----------------
any Claim to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim arises out of or is based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Holder expressly for use in connection with such Registration Statement; and such Holder will reimburse any legal or other expenses (promptly as such expenses are incurred and are due and payable) reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this
Section 6.2 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Holder, which consent shall not be unreasonably withheld; provided, further, however, that a Holder shall be liable under this Agreement (including this Section 6.2 and Article VII) for only that amount as does not exceed the net proceeds actually received by such Holder as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by a Holder pursuant to Article IX. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this
Section 6.2 with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented, and the Indemnified Party failed to utilize such corrected prospectus.

     6.3 Promptly after receipt by an Indemnified Person or Indemnified Party under this Article VI of notice of the commencement of any action (including any governmental action), such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this
Article VI, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that such indemnifying party shall diligently pursue such defense and that such indemnifying party shall not be entitled to assume such defense and an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential conflicts of interest between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding or the actual or potential defendants in, or targets of, any such action include both the Indemnified Person or the Indemnified Party and any such Indemnified Person or Indemnified Party reasonably determines that there may be legal defenses available to such Indemnified Person or Indemnified Party which are different from or in addition to those available to such indemnifying party. The indemnifying party shall pay for only one separate legal counsel for the Indemnified Persons or the Indemnified Parties, as applicable, and such legal counsel shall be selected by Holder holding a majority-in-interest of the Registrable Securities included in the Registration Statement to which the Claim relates (with the approval of each Holder which holds Registrable Securities included in such Registration Statement), if the Holder is entitled to indemnification hereunder, or by the Company, if the Company is entitled to indemnification hereunder, as applicable. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Article VI, except to the extent that the indemnifying party is actually prejudiced in its ability to defend such action. The indemnification required by this Article VI shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

                                  ARTICLE VII
                                 CONTRIBUTION
                                 ------------

     To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Article VI to the fullest extent permitted by law; provided, however, that (i) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person of Registrable Securities who was not guilty of such fraudulent misrepresentation, and (ii) contribution (together with any indemnification or other obligations under this Agreement) by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

                                 ARTICLE VIII
                        REPORTS UNDER THE EXCHANGE ACT
                        ------------------------------

     With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the Holders to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to:
                                             --------

     8.1 File with the SEC in a timely manner and make and keep available all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements (it being understood that nothing herein shall limit the Company's obligations under
Section 4.3 of the Securities Purchase Agreement) and the filing and availability of such reports and other documents is required for the applicable provisions of Rule 144; and

     8.2 Furnish to each Holder so long as such Holder holds the Common Stock Warrant or Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Holder to sell such securities pursuant to Rule 144 without registration.


                                  ARTICLE IX
                       ASSIGNMENT OF REGISTRATION RIGHTS
                       ---------------------------------

     The rights of the Holders hereunder, including the right to have the Company register Registrable Securities pursuant to this Agreement, shall be automatically assigned by such Holder to any transferee of all or any portion of the Common Stock Warrant or the Registrable Securities if: (a) the Holders agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (b) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (i) the name and address of such transferee or assignee, and (ii) the securities with respect to which such registration rights are being transferred or assigned, (c) following such transfer or assignment, the further disposition of such securities by the transferee or assignee is restricted under the Securities Act or applicable state securities laws, and (d) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence, the transferee or assignee agrees in writing for the benefit of the Company to be bound by all of the provisions contained herein. The rights of a Holder hereunder with respect to any Registrable Securities not transferred (and not represented by the Common Stock Warrant transferred) shall not be assigned by virtue of the transfer of other Registrable Securities or the transfer of the Common Stock Warrant. Any such transferee who succeeds to rights hereunder shall be deemed to have a separate agreement with the Company independent of this Agreement.

                                   ARTICLE X
                       AMENDMENT OF REGISTRATION RIGHTS
                       --------------------------------

     Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with written consent of the Company and the Holders of a majority of the outstanding Registrable Securities. In the event of the assignment of rights hereunder pursuant to Article IX, the Company shall not take any action pursuant to such assignment rights that would adversely affect a Holder's rights hereunder without such Holders' consent.

                                  ARTICLE XI
                                 MISCELLANEOUS
                                 -------------


     11.1 A person or entity is deemed to be a holder (or a holder in interest) of Registrable Securities whenever such person or entity owns of record such Registrable Securities (or the Common Stock Warrant which may be exercised for Registrable Securities). If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities (or the Common Stock Warrant, as the case may be).

     11.2 Any notices herein required or permitted to be given shall be in writing and may be personally served or delivered by courier or by machine-generated confirmed telecopy, and shall be deemed delivered at the time and date of receipt (which shall include telephone line facsimile transmission). The addresses for such communications shall be:

           If to the Company:

               Voxware, Inc.
               Lawrenceville Office Park
               P.O. Box 5363

               Princeton, New Jersey 08543
               or
               168 Franklin Corner Road
               Suite 3
               Lawrenceville, NJ 08648

               Telephone: (609) 514-4100
               Telecopy: (609) 514-4101
               Attention: Nicholas Narlis

               with a copy to:

               Hale and Dorr LLP
               650 College Road East
               Princeton, NJ 08540
               Facsimile: (609) 750-7700
               Attention:  William J. Thomas


If to any Holder, at such address as such Holder, shall have provided in writing to the Company, or at such other address as each such party furnishes by notice given in accordance with this Section 11.2.

     11.3 Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

     11.4 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in the State of Delaware without regard to conflict of laws principles thereof. The Company irrevocably consents to the jurisdiction of the federal courts located in the State of Delaware and the state courts of the State of Delaware in any suit or proceeding based on or arising under this Agreement and irrevocably agrees that all claims in respect of such suit or proceeding may be determined in such courts. The Company irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding. The parties hereto further agree that service of process upon the parties hereto mailed by first class mail shall be deemed in every respect effective service of process upon each such party in any such suit or proceeding. Nothing herein shall affect either party's right to serve process in any other manner permitted by law. The parties hereto agree that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

     11.5 This Agreement, the Common Stock Warrant and the Securities Purchase Agreement (including all schedules and exhibits thereto and all certificates and opinions required thereby) constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the Common Stock Warrant and the Securities Purchase Agreement supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

     11.6 Subject to the requirements of Article IX hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto. Notwithstanding anything to the contrary contained herein, including, without limitation, Article IX, the rights of a Holder hereunder shall be assignable to and exercisable by a bona fide pledgee of the Registrable Securities in connection with a Holder's margin or brokerage accounts.

     11.7 The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     11.8 This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto, by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

     11.9 Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

     11.10 In the event Holder shall sell or otherwise transfer any of such Holder's Registrable Securities, each transferee shall be allocated a pro rata portion of the number of Registrable Securities included on a Registration Statement for such transferor. Any shares of Common Stock included on a Registration Statement and which remain allocated to any person or entity which does not hold any Registrable Securities shall be allocated to the remaining participant, in such Registration Statement, pro rata based on the number of shares of Registrable Securities then held by such participant. Without implication that the contrary would otherwise be true, for purposes of this paragraph, the Common Stock Warrant then outstanding shall be assumed exercised for Registrable Securities (without giving effect to any limitations on exercise).

     11.11 If any provision of this Agreement shall be invalid or unenforceable, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement.

     11.12 In the event any actions or approvals hereunder are required to be taken by the Holders, except as otherwise specifically provided herein, such actions may be taken or approvals given or refused to be given by a majority of the Holders of the then outstanding Registrable Securities.

                                     * * *

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.

                                    COMPANY:

                                    VOXWARE, INC.

                                    By: /s/ Nicholas Narlis
                                       -----------------------------------------
                                    Name: Nicholas Narlis
                                    Title: Senior Vice President & Chief
                                            Financial Officer

Holder:

CASTLE CREEK TECHNOLOGY PARTNERS LLC

By: Castle Creek Partners, L.L.C.
Its: Investment Manager

By: /s/ Thomas A. Frei
   ---------------------------------
Name: Thomas A. Frei
Title: Managing Director

     Address:  111 W. Jackson Blvd.
               Suite 2020
               Chicago, Illinois 60604
               Facsimile: (312) 499-6999
Copy to:
               Wolf, Block, Schorr and Solis-Cohen LLP
               1650 Arch Street
               22nd Floor
               Philadelphia, PA 19103-2097

               Attn: Jason M. Shargel, Esq.
               Telephone No.: (215) 977-2216
               Facsimile: (215) 405-3816

JURISDICTION: Delaware limited liability company

AGGREGATE NUMBER OF SHARES OF COMMON STOCK PURCHASED AT CLOSING:  714,000

AGGREGATE NUMBER OF WARRANT SHARES REPRESENTED BY COMMON STOCK WARRANT:
2,142,000


PURCHASE PRICE:  $242,760

EXHIBIT 2
to Registration Rights Agreement
                                     [Date]
[Name and address
of transfer agent]

               RE: VOXWARE, INC.

Ladies and Gentlemen:

     We are counsel to Voxware, Inc., a Delaware corporation (the "Company"),
                                                                   -------
and we understand that [Name of Holder] (the "Holder") has purchased from the
                                              ------
Company an amount of the Company's common stock, $.001 per share (the "Common
                                                                       ------
Stock"), and warrants to purchase shares of the Common Stock of the Company's
-----
Common Stock (the "Common Stock Warrant").  The Common Stock and the Common
                   --------------------
Stock Warrant were purchased by the Holder pursuant to a Securities Purchase Agreement, dated as of April 19, 2001, by and between the Company and the signatory thereto (the "Agreement"). Pursuant to a Registration Rights
                        ---------
Agreement, dated as of April 19, 2001, by and among the Company and the signatories thereto (the "Registration Rights Agreement"), the Company agreed
                          -----------------------------
with the Holders, among other things, to register the Registrable Securities (as that term is defined in the Registration Rights Agreement) under the Securities Act of 1933, as amended (the "Securities Act"), upon the terms provided in the
                              --------------
Registration Rights Agreement. In connection with the Company's obligations under the Registration Rights Agreement, on _________, 2001, the Company filed a Registration Statement on Form S-2 (File No. 333- __________) (the "Registration
                                                                    ------------
Statement") with the Securities and Exchange Commission (the "SEC") relating to
---------                                                     ---
the Registrable Securities, which names the Holder as a selling stockholder thereunder.

     [Other customary introductory and scope of examination language to be inserted]

     Based on the foregoing, we are of the opinion that the Registrable Securities have been registered under the Securities Act.

  [Other appropriate customary language reasonably acceptable to holder to be included.]

                                             Very truly yours,
cc: [Name of Holder]

                                                                         FORM OF
                                                                         WARRANT
                                                                       EXHIBIT 1
                                                                 to Registration
                                                                          Rights
                                                                       Agreement

     VOID AFTER 5:00 P.M., NEW YORK CITY
     TIME, ON __________, 20__ [ten years from the Issue Date]


     THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED, SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS UNLESS OFFERED, SOLD OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

                                    Right to Purchase ______ Shares of
                                    Common Stock
Date: __________, 200_

                                 VOXWARE, INC.
                         COMMON STOCK PURCHASE WARRANT

     THIS CERTIFIES THAT, for value received, CASTLE CREEK TECHNOLOGY PARTNERS LLC or its registered assigns (the "Holder"), is entitled to purchase from VOXWARE, INC., a corporation organized under the laws of the State of Delaware (the "Company"), at any time or from time to time during the period specified in
Section 2 hereof, ______________ (_____) [number of Remedy Shares calculated in accordance with Section 2.3 of Registration Rights Agreement] fully paid and nonassessable shares of the Company's common stock, par value $.001 per share (the "Common Stock") for an exercise price (the "Exercise Price") per share of Common Stock equal to One Cent ($0.01), subject to appropriate adjustment in the event of a stock split, stock dividend, merger, reclassification or similar event. The term "Warrant" means this warrant. The term "Warrants" means this Warrant and any warrants issued upon full or partial transfer of this Warrant in accordance with its terms. The shares of Common Stock issuable upon the exercise of this Warrant are referred to as the "Exercise Shares." This Warrant is subject to the following terms, provisions and conditions:

     1.  Manner of Exercise; Issuance of Exercise Shares. Subject to the
         -----------------------------------------------
provisions hereof, including, without limitation, the limitations contained in Sections 2 and 8 hereof, this Warrant may be exercised by the Holder hereof, in whole or in part, by the surrender of this Warrant, together with a completed exercise agreement in the form attached hereto (the "Exercise Agreement"), to the Company during normal business hours on any business day at the Company's principal executive offices (or such other office or agency of the Company as it may designate by notice to the Holder hereof), and upon payment of the Exercise Price to the Company in cash, by certified or official bank check or by wire transfer to the account of the Company. The Exercise Shares so purchased shall be deemed to be issued to the Holder hereof or such Holder's designee, as the record owner of such shares, as of the close of business on the date on which this Warrant shall have been surrendered, the completed Exercise Agreement shall have been delivered, and payment shall have been made for such Exercise Shares as set forth above or, if such date is not a business date, on the next succeeding business day. The Exercise Shares so purchased shall be delivered to the Holder hereof within a reasonable time, not exceeding two (2) Trading Days, after this Warrant shall have been so exercised (the "Delivery Period").

     2.  Period of Exercise. This Warrant shall be exercisable at any time and
         ------------------
from time to time during the period from the date of initial issuance of this Warrant (the "Issue Date") until 5:00 p.m. New York City time ________, 200_ [ten years from the Issue Date] (the "Expiration Date"). The period beginning on the Issue Date and ending on the Expiration Date is referred to herein as the "Exercise Period."

     3.  Intentionally Omitted.
         ----------------------

     4.  Certain Agreements of the Company. The Company hereby covenants and
         ---------------------------------
agrees as follows:

         (a)   Certain Actions Prohibited. The Company will not, by amendment of
               --------------------------
its charter or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may reasonably be requested by the Holder of this Warrant in order to protect the economic benefit inuring to the Holder hereof and the exercise privilege of the Holder of this Warrant against dilution or other impairment, consistent with the tenor and purpose of this Warrant.

         (b)                       Consolidation; Merger. In case of any
         -----------------------------------------------
consolidation of the Company with, or merger of the Company into, any other corporation, or in case of any sale or conveyance of all or substantially all of the assets of the Company other than in connection with a plan of complete liquidation of the Company at any time during the Exercise Period, then as a condition of such consolidation, merger or sale or conveyance, adequate provision will be made whereby the Holder hereof will have the right to acquire and receive upon exercise of this Warrant in lieu of the Exercise Shares immediately theretofore acquirable upon the exercise of this Warrant, such securities, cash or assets as may be issued or payable with respect to or in exchange for the Exercise Shares immediately theretofore acquirable and receivable upon exercise of this Warrant had such consolidation, merger or sale or conveyance not taken place. In any such case, the Company will make appropriate provision to insure that the provisions of this Section 4 will thereafter be applicable as nearly as may be in relation to any instrument or securities thereafter deliverable upon the exercise of this Warrant.

          (c)    Notices. In case at any time:
                 -------

                 (i) the Company shall declare any dividend upon the Common Stock payable in shares of stock of any class or make any other distribution (other than dividends or distributions payable in cash out of retained earnings consistent with the Company's past practices with respect to declaring dividends and making distributions) to the holders of the Common Stock;

                (ii) the Company shall offer for subscription pro rata to the holders of the Common Stock any additional shares of stock of any class or other rights;

                (iii) there shall be any capital reorganization of the Company, or reclassification of the Common Stock, or consolidation or merger of the Company with or into, or sale of all or substantially all of its assets to, another corporation or entity; or

                (iv) there shall be a voluntary dissolution, liquidation or winding-up of the Company;

then, in each such case, the Company shall give to the Holder of this Warrant
(a) notice of the date or estimated date on which the books of the Company shall close or a record shall be taken for determining the holders of Common Stock entitled to receive any such dividend, distribution, or subscription rights or for determining the holders of Common Stock entitled to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, notice of the date (or, if not then known, a reasonable estimate thereof by the Company) when the same shall take place. Such notice shall also specify the date on which the holders of Common Stock shall be entitled to receive such dividend, distribution, or subscription rights or to exchange their Common Stock for stock or other securities or property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding-up, as the case may be. Such notice shall be given at least thirty (30) days prior to the record date or the date on which the Company's books are closed in respect thereto. Failure to give any such notice or any defect therein shall not affect the validity of the proceedings referred to in clauses (i), (ii), (iii) and (iv) above. Notwithstanding the foregoing, the

Company shall publicly disclose the substance of any notice delivered hereunder prior to delivery of such notice to the Holder hereof.

               (d)  Definition. "Trading Day" means a day on which the principal
                    ----------
United States securities exchange or trading market where the Common Stock is then listed or traded as reported by Bloomberg is open for trading.

     5.        Transfer, Exchange, Redemption and Replacement of Warrant.
               ---------------------------------------------------------

          (a)  Restriction on Transfer. This Warrant and the rights granted to
               -----------------------
the Holder hereof are transferable, in whole or in part, upon surrender of this Warrant, together with a properly executed assignment in the form attached hereto, at the office or agency of the Company referred to in Section 5(e) below, provided, however, that any transfer or assignment shall be subject to the conditions set forth in Section 5(f) hereof and to the provisions of Section
2.6 of the Securities Purchase Agreement. Until due presentment for registration of transfer on the books of the Company, the Company may treat the registered Holder hereof as the owner and Holder hereof for all purposes, and the Company shall not be affected by any notice to the contrary. Notwithstanding anything to the contrary contained herein, the registration rights described in Section 6 hereof are assignable only in accordance with the provisions of the Registration Rights Agreement.

          (b)  Warrant Exchangeable for Different Denominations. This Warrant is
               ------------------------------------------------
exchangeable, upon the surrender hereof by the Holder hereof at the office or agency of the Company referred to in Section 5(e) below, for new Warrants of like tenor of different denominations representing in the aggregate the right to purchase Exercise Shares, which may be purchased hereunder, each of such new Warrants to represent the right to purchase Exercise Shares at the Exercise Price therefor as shall be designated by the Holder hereof at the time of such surrender.

          (c)  Replacement of Warrant. Upon receipt of evidence reasonably
               ----------------------
satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft, or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company, at its expense, will execute and deliver, in lieu thereof, a new Warrant of like tenor.

          (d)  Cancellation; Payment of Expenses. Upon the surrender of this
               ---------------------------------
Warrant in connection with any transfer, exchange, or replacement as provided in this Section 5, this Warrant shall be promptly canceled by the Company. The Company shall pay all issuance taxes (other than securities transfer taxes) and charges payable in connection with the preparation, execution, and delivery of Warrants pursuant to this Section 5. The Company shall indemnify and reimburse the Holder of this Warrant for all losses and damages arising as a result of or related to any breach of the terms of this Warrant, including costs and expenses (including legal fees) incurred by such Holder in connection with the enforcement of its rights hereunder.

          (e)  Warrant Register. The Company shall maintain, at its principal
               ----------------
executive offices (or such other office or agency of the Company as it may designate by notice to the Holder hereof), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee and each prior owner of this Warrant.

          (f)  Transfer or Exchange Without Registration. If, at the time of the
               -----------------------------------------
surrender of this Warrant in connection with any transfer, or exchange of this Warrant, this Warrant (or, in the case of any exercise, the Exercise Shares issuable hereunder), shall not be registered under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such transfer or exchange, (i) that the Holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions and reasonably acceptable to the Company) to the effect that such transfer or exchange may be made without registration under the Securities Act and under applicable state securities or blue sky laws (the cost of which shall be borne by the Company if the Company's counsel renders such an opinion), (ii) that the Holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company and (iii) that the transferee be an "accredited investor" as defined in Rule 501(a) promulgated under the Securities Act; provided that no such opinion, letter, or status as an "accredited investor" shall be required in connection with a transfer pursuant to Rule 144 under the Securities Act.

     6.   Registration Rights. The initial Holder of this Warrant (and certain
          -------------------
assignees thereof) is entitled to the benefit of such registration rights in respect of the Exercise Shares as are set forth in the Registration Rights Agreement, including the right to assign such rights to certain assignees, as set forth therein.

     7.   Notices. Any notices required or permitted to be given under the
          -------
terms of this Warrant shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier or by confirmed telecopy, and shall be effective five days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by courier, or by confirmed telecopy, in each case addressed to a party. The addresses for such communications shall be:

                       If to the Company:

                       Voxware Inc.
                       Lawrenceville Office Park
                       P.O. Box 5363
                       Princeton, New Jersey 08543
                       Facsimile: (609) 514 4101
                       Attn: Nicholas Narlis
                    with a copy simultaneously transmitted by like means to:

                    Hale and Dorr LLP
                    650 College Road East
                    Princeton, NJ 08540
                    Facsimile: (609) 750-7700
                    Attn: William J. Thomas

If to the Holder, at such address as such Holder shall have provided in writing to the Company, or at such other address as such Holder furnishes by notice given in accordance with this Section 7.

     8.   Additional Restriction on Exercise. Notwithstanding anything to the
          ----------------------------------
contrary contained herein, this Warrant shall not be exercisable by the Holder or subject to a Mandatory Exercise by the Company to the extent (but only to the extent) that such exercise by the Holder or Mandatory Exercise would result in the Holder being the beneficial owner of more than 4.99% of the shares of Common Stock. For the purposes of this paragraph, beneficial ownership and all determinations and calculations, shall be determined in accordance with Section 13(d) of the Exchange Act and all applicable rules and regulations thereunder. For clarification, it is expressly a term of this security that the limitations contained in this Section 8 shall apply to each successive Holder.

     9.   Miscellaneous.
          -------------

          (a)  Amendments. This Warrant and any provision hereof may only be
               ----------
amended by an instrument in writing signed by the Company and the Holders of a majority in interest of the Warrants.

          (b)  Descriptive Headings. The descriptive headings of the several
               --------------------
Sections of this Warrant are inserted for purposes of reference only, and shall not affect the meaning or construction of any of the provisions hereof.

     10.  Governing Law; Jurisdiction. This Warrant shall be governed by and
          ---------------------------
construed in accordance with the laws of the State of Delaware. The Company irrevocably consents to the jurisdiction of the United States federal courts and state courts located in the State of Delaware in any suit or proceeding based on or arising under this Warrant and irrevocably agrees that all claims in respect of such suit or proceeding may be determined in such courts. The Company irrevocably waives any objection to the laying of venue and the defense of an inconvenient forum to the maintenance of such suit or proceeding. The Company further agrees that service of process upon the Company mailed by certified or registered mail shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding. Nothing herein shall affect the Holder's right to serve process in any other manner permitted by law. The Company agrees that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.


                              VOXWARE, INC.


                              By: _______________________________
                                Name:____________________________
                                Title:___________________________

                          FORM OF EXERCISE AGREEMENT

        (To be Executed by the Holder in order to Exercise the Warrant)


To:  Voxware, Inc.
     Lawrenceville Office Park
     P.O. Box 5363
     Princeton, New Jersey 08543
     Facsimile: (609) 514 4101
     Attn: Nicholas Narlis

     The undersigned hereby irrevocably exercises the right to purchase _________ shares of Common Stock of Voxware, Inc., a corporation organized under the laws of the State of Delaware, evidenced by the attached Warrant, and herewith makes payment of the Exercise Price with respect to such shares, all in accordance with the conditions and provisions of said Warrant.

     The undersigned agrees not to offer, sell, transfer or otherwise dispose of the shares obtained on exercise of the Warrant, except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

     The undersigned requests the delivery of the shares to the undersigned at its listed below:


Dated:_________________       _____________________________________
                                    Signature of Holder

                              _____________________________________
                                    Name of Holder (Print)
                                    Address:
                              _____________________________________
                              _____________________________________
                              _____________________________________

                              FORM OF ASSIGNMENT


     FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers all the rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock set forth hereinbelow, to:

Name of Assignee              Address                       Number of Shares
----------------              -------                       ----------------



, and hereby irrevocably constitutes and appoints_______________________________ ________ as agent and attorney-in-fact to transfer said Warrant on the books of the within-named corporation, with full power of substitution in the premises.


Dated: _____________________, 2001

In the presence of

__________________

                              Name: ____________________________


                                    Signature: ______________________________
                                    Title of Signing Officer or Agent (if any):
                                              _______________________________
                                    Address:  _______________________________
                                              _______________________________


                                    Note: The above signature should correspond
                                          exactly with the name on the face of
                                          the within Warrant.